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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  REED'S, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                                  35-2177773
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


13000 South Spring Street, Los Angeles, California                     90061
--------------------------------------------------                     -----
   (Address of principal executive offices)                          (Zip Code)


      Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class             Name of each exchange on which
          to be so registered             each class is to be registered

   Common Stock, $0.0001 par value          The NASDAQ Stock Market LLC
   -------------------------------        ------------------------------

   -------------------------------        ------------------------------

   -------------------------------        ------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-120451 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Not Applicable
--------------------------------------------------------------------------------
                                (Title of class)


--------------------------------------------------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Reed's, Inc. (the "Registrant") hereby incorporates by reference the description of its Common Stock to be registered hereunder to the section captioned "Description of Our Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-120451), as originally filed with the Securities and Exchange Commission (the "Commission") on November 12, 2004, and as amended
(the "Registration Statement"), and in the prospectus included in the Registration Statement filed separately by the Registrant with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2. Exhibits.

Pursuant to the Instructions as to Exhibits with respect to Form 8-A, no exhibits are required to be filed, because no other securities of the Registrant are registered on The NASDAQ Stock Market LLC and the securities registered hereby are not being registered pursuant to Section 12(g) of the Exchange Act.

                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                         REED'S, INC.

Date: November 21, 2007

                                         By:  /s/ Christopher J. Reed
                                              ---------------------------
                                              Christopher J. Reed
                                              Chief Executive Officer